                                                                   Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Quarterly  Report of Sierra Health  Services,  Inc. (the
Company) on Form 10-Q for the period ending September 30, 2002 as filed with the
Securities and Exchange  Commission on the date hereof (the Report),  I, Paul H.
Palmer, Chief Financial Officer of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

The  information  contained  in the  Report  fairly  presents,  in all  material respects, the financial condition and results of operations of the Company.

/s/ Paul H. Palmer
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Paul H. Palmer
November 14, 2002